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Exhibit 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into 4-D Neuroimaging's previously filed Form S-8 No. 33-60743, No. 33-61057, No. 33-32260, No. 33-33179, No. 33-68136 and No. 333-54322.

                      /s/ ARTHUR ANDERSEN LLP

San Diego, California
December 26, 2001

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CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS